UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LATTICE SEMICONDUCTOR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which the transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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LATTICE SEMICONDUCTOR CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" ITEMS 2, 4, 5, 6 AND 1 YEAR FOR ITEM 3.

A Proposals — The Board of Directors recommends a vote "FOR" all the nominees listed and "FOR" Proposals 2, 4, 5, 6 and 1 Year for Proposal 3.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Darin G. Billerbeck	☐	☐	02 - Robin A. Abrams	☐	☐	03 - Brian M. Beattie	☐	☐
04 - John Bourgoin	☐	☐	05 - Robert R. Herb	☐	☐	06 - Mark E. Jensen	☐	☐
07 - D. Jeffrey Richardson	☐	☐	08 - Frederick D. Weber	☐	☐			

Proposal	For	Against	Abstain
2. To approve, as an advisory vote, the compensation of the Company's named executive officers;	☐	☐	☐
4. To approve the amended Lattice Semiconductor Corporation 2013 Incentive Plan;	☐	☐	☐
6. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2017; and	☐	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
3. To approve, as an advisory vote, the frequency of the advisory vote on the compensation of the Company's named executive officers;	☐	☐	☐	☐

Proposal	For	Against	Abstain
5. To approve the amended Lattice Semiconductor Corporation 2011 Non-Employee Director Equity Incentive Plan;	☐	☐	☐

7. To transact such other business as may properly come before the meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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1 U P X 3 2 6 0 4 6 2

02LHVC

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . Annual Meeting of Stockholders — May 31, 2017 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints Byron W. Milstead and Darin G. Billerbeck, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Lattice Semiconductor Corporation Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held May 31, 2017 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 2016 Annual Report are available at www.edocumentview.com/LSCC. (Continued and to be marked, dated and signed, on the other side) Proxy — LATTICE SEMICONDUCTOR CORPORATION